FOURTH JOINDER TO GLOBAL CUSTODY AGREEMENT

FOURTH JOINDER ("Joinder") to the GLOBAL CUSTODY AGREEMENT, dated March 1, 2020, among each of the Customers listed on Annex B thereto each a ("Customer") and J.P. MORGAN CHASE BANK, N.A ("J.P. Morgan") as amended from time to time (the "Agreement") is made and entered into as of February 15, 2023 and shall be effective as of March 31, 2023, between the New Customers (as defined below) and

J.P. Morgan.

WITN ESSETH:

WHEREAS, the Customers and J.P. Morgan entered into the Agreement;

WHEREAS, the entities listed on Annex 1' request that J.P. Morgan provide custody services to them under the terms and conditions set forth tn the Agreement;

WHEREAS, J.P. Morgan agrees to provide custody services to the New Customers pursuant to the terms and conditions set forth in the Agreement.

NOW, THEREFORE, in consideration of the mutual agreements herein contained, the parties hereby agree as follows:

1. Definitions. Unless otherwiise defined herein, defined terms used in this Joinder shall have the meaning ascribed to such terms in the Agreement.

2. Joinder. Each New Customer hereby agrees to be subject to and bound by the terms and conditions of the Agreement.

3. Amendments. The Agreement shall be amended as follows:

(A) Annex B of the Agreement is hereby amended and restated in its entirety by Annex 2 hereto.

(B) Except as amended by this Joinder, the Agreement shall remain in full force and effect.

4. Entire Agreement. This Joinder and the Agreement and any documents referred to in each of them, constitutes the whole agreement between the parties relating to their subject matter and supersedes and extinguishes any other drafts, agreements, undertakings, representations, warranties and arrangements of any nature, whether in writing or oral, relating to such subject matter. If any of the provisions of this Joinder are inconsistent with or in conflict with any of the provisions of the Agreement then, to the extent of any such inconsistency or conflict, the provisions of this Joinder shall prevail as between the parties.

5.Entire Agreement. This Joinder and the Agreement and any documents referred to in each of them, constitutes the whole agreement between the parties relating to their subject matter and supersedes and extinguishes any other drafts, agreements, undertakings, representations, warranties and arrangements of any nature, whether in writing or oral, relating to such subject matter. If any of the provisions of this Joinder are inconsistent with or in conflict with any of the provisions of the Agreement then, to the extent of any such inconsistency or conflict, the provisions of this Joinder shall prevail as between the parties.

6.Counterparts. This Joinder may be executed in any number of counterparts which together shall constitute one agreement. Each party hereto may enter into this Joinder by executing a counterpart and this Joinder shall not take effect until it has been executed by both parties.

7.Law and Jurisdiction. This Joinder shall be governed by, and construed in accordance with, the laws of the State of New York.

[ Signature page follows ]

IN WITNESS WHEREOF, the parties have executed this Joinder as of the date first above written.

Institutional Fiduciary Trust, on behalf of its series listed on Annex 1 Franklin California Tax-Free Income Fund

Franklin California Tax Free Trust, on behalf of its series listed on Annex 1

Franklin Custodian Funds, on behalf of its series listed on Annex 1 Franklin Federal Tax-Free Income Fund

Franklin Floating Rate Master Trust, on behalf of its series listed on Annex 1

Franklin Fund Allocator Series, on behalf of its series listed on Annex 1 Franklin Global Trust, on behalf of its series listed on Annex 1

Franklin Gold and Precious Metals Fund

Franklin High Income Trust, on behalf of its series listed on Annex 1 Franklin Investors Securities Trust, on behalf of its series listed on Annex 1

Franklin Limited Duration Income Trust

Franklin Managed Trust, on behalf of its series listed on Annex 1 Franklin Municipal Series Trust, on behalf of its series listed on Annex 1

Franklin Mutual Series Funds, on behalf of its series listed on

Annex 1

Franklin New York Tax-Free Income Fund

Franklin New York Tax Free Trust, on behalf of its series listed on

Annex 1

Franklin Real Estate Securities Trust, on behalf of its series listed on Annex 1

Franklin Strategic Mortgage Portfolio

Franklin Strategic Series, on behalf of its series listed on Annex 1 Franklin Tax Free Trust, on behalf of its series listed on Annex 1

Franklin Templeton Variable Insurance Products Trust, on behalf of its series listed on

Annex 1

Franklin Universal Trust

Franklin U.S. Government Money Fund, on behalf of its series listed on Annex 1

Franklin Value Investors Trust, on behalf of its series listed on Annex 1 Templeton Global Investment Trust, on behalf of its series listed on Annex 1 Templeton Funds, on behalf of its series listed on Annex 1

Templeton Income Trust, on behalf of its series listed on

Annex 1

The Money Market Portfolios, on behalf of its series listed on Annex 1

By: /s/MATTHEW T. HINKLE

Name: Matthew T. Hinkle

Title: Chief Executive Officer - Finance and Administration

Date: February 16, 2023

By: /s/CHRISTOPHER KINGS

Name: Christopher Kings

Title: Chief Financial Officer, Chief Accounting Officer and Treasurer

Date: February 16, 2023

J.P. Morgan Chase Bank, N.A.

By: /s/CARL MEHLDAU

Name:_Ca_rl Mehld_au

Title: Executi_ve Director

Date: February 17, 2023

Annex 1

Institutional Fiduciary Trust

Money Market Portfolio

Franklin California Tax-Free Income Fund

Franklin California Tax Free Trust

Franklin California Intermediate-Term Tax-Free Income Fund

Franklin Custodian Funds

Franklin U.S. Government Securities Fund Franklin Growth Fund

Franklin Utilities Fund Franklin DynaTech Fund Franklin Income Fund

Franklin Federal Tax-Free Income Fund

Franklin Floating Rate Master Trust Franklin Floating Rate Master Series Franklin Floating Rate lncome Fund

Franklin Fund Allocator Series Franklin Corefolto Allocation Fund Franklin Global Allocation Fund Franklin Conservative Allocation Fund Franklin Moderate Allocation Fund

Franklin Growth Allocation Fund

Franklin LifeSmart 2020 Retirement Target Fund Franklin LifeSmart 2025 Retirement Target Fund Franklin LifeSmart 2030 Retirement Target Fund Franklin LifeSmart 2035 Retirement Target fund Franklin LifeSmart 2040 Retirement Target Fund Franklin LifeSmart 2045 Retirement Target Fund Franklin LifeSmart 2050 Retirement Target Fund Franklin LifeSmart 2055 Retirement Target Fund Franklin LifeSmart 2060 Retirement Target Fund Franklin LifeSmart Retirement Income Fund Franklin U.S. Core Equity (IU) Fund

Frankl.in International Core Equity (IIU) Fund Franklin Emerging Market Core Equity (IU) Fund

Franklin Global Trust

Franklin Emerging Market Debt Opportunities Fund Franklin International Growth Fund

Franklin Gold And Precious Metals Fund

Franklin High Income Trust

Franklin High Income Fund

Franklin rnvestors Securities Trust

Franklin Total Return Fund

Franklin Floating Rate Daily Access Fund Franklin Managed Income Fund

Franklin Low Duration Total Return Fund

Franklin Adjustable U.S. Government Securities Fund Franklin Equity Income Fund

Franklin Convertible Securities Fund

Franklin Limited Duration Income Trust

Franklin Managed Trust

Franklin Rising Dividends Funds

Franklin Municipal Series Trust

Franklin California High Yield Municipal Fund

Franklin Mutual Series Funds

Franklin Mutual Beacon Fund

Franklin Mutual Global Discovery Fund Franklin Mutual European Fund Franklin Mutual Quest Fund

Franklin Mutual Shares Fund

Franklin Mutual Financial Services Fund

Franklin New York Tax-Free Income Fund

Franklin New York Tax Free Trust

Franklin New York Intermediate-Term Tax-Free Income Fund

Franklin Real Estate Securities Trust

Franklin Real Estate Securities Fund

Franklin Strategic Mortgage Portfolio

Franklin Strategic Series

Franklin Strategic Income Fund Franklin Small-Mid Cap Growth Fund Franklin Biotechnology Discovery Fund Franklin Natural Resources Fund Franklin Growth Opportunities Fund Franklin Small Cap Growth Fund Franklin Templeton SMACS Series CH Franklin Templeton SMACS Series E Franklin Templeton SMACS Series H Franklin Templeton SMACS Series I

Franklin Tax Free Trust

Franklin Massachusetts Tax-Free Income Fund Franklin Michigan Tax-Free Income Fund Franklin Minnesota Tax-Free Income Fund Franklin Ohio Tax-free Income Fund

Franklin Colorado Tax-Free Income Fund Franklin Georgia Tax-Free Income Fund Franklin Pennsylvania Tax-Free Income Fund Franklin High Yield Tax-Free Income Fund Franklin Federal Limited-Term Tax-Free Fund Franklin Missouri Tax-Free Income Fund Franklin Oregon Tax-Free Income Fund Franklin Virginia Tax-Free Income Fund Franklin Alabama Tax-Free Income Fund

Franklin Connecticut Tax-Free Income Fund Franklin Louisiana Tax-Free Income Fund Franklin Maryland Tax-Free Income Fund Franklin North Carolina Tax-Free Income Fund Franklin New Jersey Tax-Free Income Fund Franklin Arizona Tax-Free Income Fund

Franklin Federal Intermediate-Term Tax Free Income Fund

Franklin Templeton Variable Insurance Products Trust

Franklin DynaTech VIP Fund

Franklin Growth and Income VIP Fund Franklin Global Real Estate VIP Fund Templeton Global Bond VIP Fund Franklin Income VIP Fund

Franklin U.S. Government Securities VIP Fund Franklin Rising Dividends VIP Fund

Franklin Small-Mid Cap Growth VIP Fund Franklin Large Cap Growth VIP Fund Franklin Mutual Global Discovery VIP Fund Franklin Mutual Shares VIP Fund

Franklin Small Cap Value VIP Fund Franklin Strategic Income VIP Fund Franklin Allocation VIP Fund

Franklin VolSmart Allocation VIP Fund

Franklin Universal Trust

Franklin U.S. Government Money Fund

Franklin U.S. Government Money Fund

Franklin Value Investors Trust

Franklin Mutual U.S. Mid Cap Value Fund Franklin Microcap Value Fund

Franklin Small Cap Value Fund

Templeton Global Investment Trust

Templeton Global Balanced Fund

Templeton Funds

Templeton International Climate Change Fund

Templeton Income Trust Templeton International Bond Fund Templeton Global Total Return Fund

The Money Market Portfolios

The U.S. Government Money Market Portfolio

Annex 2

"ANNEX B TO THE GLOBAL CUSTODY AGREEMENT"

List of Customers

Customer	Jurisdiction

Franklin Templeton Variable Insurance Products Trust on behalf of its series: /\

Templeton Developing Markets VIP Fund Templeton Foreign VIP Fund

Templeton Growth VIP Fund Franklin DynaTech VIP Fund*

Franklin Growth and Income VIP Fund* Franklin Global Real Estate VIP Fund* Templeton Global Bond VIP Fund* Franklin Income VIP Fund*

Franklin U.S. Government Securities VIP Fund* Franklin Rising Dividends VIP Fund*

Franklin Small-Mid Cap Growth VIP Fund* Franklin Large Cap Growth VIP Fund* Franklin Mutual Global Discovery VIP Fund* Franklin Mutual Shares VIP Fund*

Franklin Small Cap Value VIP Fund* Franklin Strategic Income VIP Fund*

Franklin Allocation VIP Fund*

Franklin VolSmart Allocation VIP Fund*

United States
Templeton Funds on behalf of its series: /\ Templeton World Fund Templeton Foreign Fund Templeton International Climate Change Fund*	United States
Templeton Global Investment Trust on behalf of its series: /\ Templeton Emerging Markets Small Cap Fund Templeton Frontier Markets Fund Templeton Global Balanced Fund*	United States
Templeton Income Trust on behalf of its series: /\ Templeton Global Bond Fund Templeton Emerging Markets Bond Fund Templeton International Bond Fund* Templeton Global Total Return Fund*	United States
Templeton Institutional Funds on behalf of its series: /\ Foreign Smaller Companies Series International Equity Series Global Equity Series	United States
Institutional Fiduciary Trust on behalf of its series: /\ Franklin Money Market Fund	United States

Customer	Jurisdiction
Money Market Portfolio*
Templeton Global Smaller Companies Fund/\	United States
Templeton Growth Funds, Inc. /\	United States
Templeton Emerging Markets Fund/\	United States
Templeton Global Income Fund/\	United States
Templeton Developing Markets Trust/\	United States
Templeton Emerging Markets Income Fund/\	United States
Templeton Dragon Fund, Inc. /\	United States
Templeton China World Fund/\	United States
Templeton Strategic Emerging Markets Fund III, L.P.	United States
Templeton Growth Fund II Limited	Cayman Islands
Templeton China Opportunities Fund, Ltd.	Cayman Islands
Templeton Strategic Emerging Markets Fund III, (Cayman) L.P.	Cayman Islands
Templeton Strategic Emerging Markets Fund IV LDC	Cayman Islands
Templeton Strategic Emerging Markets Fund III LDC	Cayman Islands
Templeton Global Advisors Ltd (Separate Account)	Bahamas
Franklin ETF Trust on behalf of its series: /\ Franklin Equity Portfolio Fund Franklin Fixed Income Portfolio Fund	United States
Franklin OnChain U.S. Government Money Fund/\	United States
Franklin Templeton SMACS: Series EM	United States
Franklin California Tax-Free Income Fund*/\	United States
Franklin California Tax Free Trust on behalf of its series/\ Franklin California Intermediate-Term Tax-Free Income Fund*	United States
Franklin Custodian Funds on behalf of its series/\ Franklin U.S. Government Securities Fund* Franklin Growth Fund* Franklin Utilities Fund* Franklin DynaTech Fund* Franklin Income Fund*	United States
Franklin Federal Tax-Free Income Fund*/\	United States
Franklin Floating Rate Master Trust on behalf of its series/\ Franklin Floating Rate Master Series* Franklin Floating Rate Income Fund*	United States

Customer	Jurisdiction

Franklin Fund Allocator Series on behalf of its series:/\

Franklin Corefolio Allocation Fund* Franklin Global Allocation Fund*

Franklin Conservative Allocation Fund* Franklin Moderate Allocation Fund* Franklin Growth Allocation Fund*

Franklin LifeSmart 2020 Retirement Target Fund* Franklin LifeSmart 2025 Retirement Target Fund* Franklin LifeSmart 2030 Retirement Target Fund* Franklin LifeSmart 2035 Retirement Target Fund* Franklin LifeSmart 2040 Retirement Target Fund* Franklin LifeSmart 2045 Retirement Target Fund* Franklin LifeSmart 2050 Retirement Target Fund* Franklin LifeSmart 2055 Retirement Target Fund* Franklin LifeSmart 2060 Retirement Target Fund* Franklin LifeSmart Retirement Income Fund* Franklin U.S. Core Equity (IU) Fund*

Franklin International Core Equity (IU) Fund*

Franklin Emerging Market Core Equity (IU) Fund*

United States
Franklin Global Trust on behalf of its series/\ Franklin Emerging Market Debt Opportunities Fund* Franklin International Growth Fund*	United States
Franklin Gold And Precious Metals Fund*/\	United States
Franklin High Income Trust on behalf of its series:/\ Franklin High Income Fund*	United States

Customer	Jurisdiction

Franklin Investors Securities Trust on behalf of its series/\

Franklin Total Return Fund*

Franklin Floating Rate Daily Access Fund* Franklin Managed Income Fund*

Franklin Low Duration Total Return Fund*

Franklin Adjustable U.S. Government Securities Fund*

Franklin Equity Income Fund*

Franklin Convertible Securities Fund*

United States
Franklin Limited Duration Income Trust*/\	United States
Franklin Managed Trust on behalf of its series: /\ Franklin Rising Dividends Funds*	United States
Franklin Municipal Series Trust on behalf of its series: /\ Franklin California High Yield Municipal Fund	United States

Franklin Mutual Series Funds on behalf of its series/\

Franklin Mutual Beacon Fund*

Franklin Mutual Global Discovery Fund* Franklin Mutual European Fund*

Franklin Mutual Quest Fund*

Franklin Mutual Shares Fund*

Franklin Mutual Financial Services Fund*

United States
Franklin New York Tax-Free Income Fund*/\	United States
Franklin New York Tax Free Trust on behalf of its series/\ Franklin New York Intermediate-Term Tax-Free Income Fund*	United States
Franklin Real Estate Securities Trust on behalf of its series/\ Franklin Real Estate Securities Fund*	United States
Franklin Strategic Mortgage Portfolio*/\	United States
Franklin Strategic Series on behalf of its series/\ Franklin Strategic Income Fund* Franklin Small-Mid Cap Growth Fund*	United States

Customer	Jurisdiction

Franklin Biotechnology Discovery Fund* Franklin Natural Resources Fund*

Franklin Growth Opportunities Fund* Franklin Small Cap Growth Fund*

Franklin Templeton SMACS Series CH* Franklin Templeton SMACS Series E* Franklin Templeton SMACS Series H*

Franklin Templeton SMACS Series I*

Franklin Tax Free Trust on behalf of its series/\ Franklin Massachusetts Tax-Free Income Fund* Franklin Michigan Tax-Free Income Fund*

Franklin Minnesota Tax-Free Income Fund*

Franklin Ohio Tax-Free Income Fund*

Franklin Colorado Tax-Free Income Fund* Franklin Georgia Tax-Free Income Fund* Franklin Pennsylvania Tax-Free Income Fund* Franklin High Yield Tax-Free Income Fund* Franklin Federal Limited-Term Tax-Free Fund* Franklin Missouri Tax-Free Income Fund* Franklin Oregon Tax-Free Income Fund* Franklin Virginia Tax-Free Income Fund* Franklin Alabama Tax-Free Income Fund* Franklin Connecticut Tax-Free IncomeFund* Franklin Louisiana Tax-Free Income Fund* Franklin Maryland Tax-Free Income Fund*

Franklin North Carolina Tax-Free Income Fund*

Franklin New Jersey Tax-Free Income Fund* Franklin Arizona Tax-Free Income Fund*

Franklin Federal Intermediate-Term Tax-Free Income Fund*

United States

Customer	Jurisdiction
Franklin Universal Trust*/\	United States
Franklin U.S. Government Money Fund on behalf of its series/\ Franklin U.S. Government Money Fund*	United States
Franklin Value Investors Trust on behalf of/\ Franklin Mutual U.S. Mid Cap Value Fund* Franklin Microcap Value Fund* Franklin Small Cap Value Fund*	United States
The Money Market Portfolios on behalf of its series/\ The U.S. Government Money Market Portfolio*	United States

*Denotes a Customer added through this Joinder.

/\Denotes a Customer that is a party to the Mutual Fund Rider to the Global Custody Agreement